AMENDMENT

ThisAMENDMENT TO DISTRIBUTION AGREEMENT (this “Amendment”), dated as of June 16, 2003, between IMS Health Incorporated (“IMS”) and Synavant Inc. (“Synavant”).

WHEREAS, IMS and Synavant are parties to that certain Distribution Agreement, dated as of August 31, 2000 (as the same may have been amended, modified, or supplemented prior to the date hereof, the “Distribution Agreement”)

WHEREAS, IMS, Synavant, and Dendrite International, Inc. (“Dendrite”) entered into a Letter Agreement, dated May 8, 2003 (the “Letter Agreement”), in contemplation of the acquisition of Synavant by Dendrite and/or certain of its affiliates (the “Transaction”);

WHEREAS, simultaneous with the execution and delivery of this Amendment, the Transaction will be closed and in accordance with the Letter Agreement the parties desire to amend the terms of the Distribution Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth in this Amendment, the parties hereby agree as follows (capitalized terms contained herein and not defined in this Amendment have the meanings set forth in the Distribution Agreement):

1. The Distribution Agreement is hereby amended by deleting Section 2.16 in its entirety, and replacing it with the following: “Section 2.16 [Intentionally omitted].”

2. Except as expressly amended and modified under paragraph 1 above, the Distribution Agreement shall remain in full force and effect.

3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representative as of the date first above written.

IMS HEALTH INCORPORATED. BY: ROBERT H. STEINFELD —————————————— Name: Robert H. Steinfeld Title: SVP - General Counsel

SYNAVANT INC. BY: CHRISTINE PELLIZZARI —————————————— Name: Christine Pellizzari Title: Secretary